Exhibit 99.1

1 Investor Presentation September 2017

2 Safe Harbor Disclosure Regarding Forward - Looking Statements This presentation includes "forward - looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Sect ion 21E of the Securities Exchange Act of 1934 and other federal securities laws, including statements regarding our future performance, rates of return, ability to obtain future financing, including debt financing, exit capitalization rates, our use of capital, the timing of ou r i nvestment cycle, the expected timing of certificates of occupancy, future profits from investments, our future stock price, our dividends to our c omm on stockholders and the holders of our Series A Preferred Stock, our loan pipeline, our anticipated loan closings and future funding of exist ing loan commitments. The ultimate occurrence of events and results referenced in these forward - looking statements is subject to known an d unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to obtain additional liquidity to fund our loan pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the uncer tai nty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equity participa tio n interests. These forward - looking statements are based upon our present intentions and expectations, but the events and results referenced i n these statements are not guaranteed to occur. Investors should not place undue reliance upon forward - looking statements. There can be no assurance that our expectations of the future performance of our investments will be achieved. This information provided herein is as o f t his date, and we undertake no duty to update any forward - looking statements contained herein. For a discussion of these and other risks facing ou r business, see the information under the heading “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2016 and in other filings we make with the Securities and Exchange Commission (“SEC”) from time to time, which are accessible on the SEC’s website at www.sec.gov . This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data . Unless otherwise indicated, all metrics presented herein are as of June 30 , 2017. Contact: Jernigan Capital, Inc. Investor Relations (901) 567 - 9580 investorrelations@jernigancapital.com

3 March 2017 provides debt and equity capital to private developers, owners, and operators of self - storage facilities. Our mission is to be the preeminent capital partner for self - storage entrepreneurs nationwide by offering creative solutions through an experienced team demonstrating the highest levels of integrity, dedication, excellence and community, while maximizing shareholder value.

Investment Highlights

Compelling Investment Economics	▪ Solely focused on self-storage – top performing sector in total shareholder return since 1994 (per NAREIT) ▪ Each development investment projected to generate high teens unlevered IRR [(1)] ▪ Ability to achieve 50%+ development margins (develop to 9%+ development yield and sell at 5.5% cap rate) ▪ Definitive pathway to equity REIT through ROFRs and equity buyouts – first buyout August 2017
High Quality Platform with Demonstrated Expertise	▪ 60 investments totaling ~$589 million since IPO – $466 million on balance sheet and $123 million in JV ▪ Dedicated team with extensive knowledge of and contacts within the self-storage industry ▪ Disciplined investment process to determine suitability for the borrower and JCAP's portfolio; closed on only ~7% of the investments evaluated since IPO ▪ Third party management by powerful REIT platforms – CUBE, EXR, LSI
Significant Identified Growth Opportunities	▪ $775+ million pipeline working through underwriting, principally from long-term relationships ▪ Closed $296.2 million of new development investments in 2017 as of September 18, 2017 ▪ Entire pipeline is comprised of development investments
Flexible Capital Structure and Attractive Valuation	▪ Diversified financing strategy for external growth via attractive private equity match funding, effective ATM program, secured revolving credit facility, and an effective shelf registration statement ▪ 6.9% fixed return + High IRR on each development investment = Value growth reflected in fair value accounting ▪ Stable $1.40 dividend supported by GAAP earnings

(1) Projected IRR range assumes the following: a 3-year lease-up period, a 9.0% development yield, a 5.5% exit cap rate and a sale at stabilization

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Experienced and Aligned Senior Management Team

~8.5% Management and Board Ownership Creates Significant Alignment of Interests



Dean Jernigan
Chairman of the Board & Chief Executive Officer

- 32 years of experience
- Has invested over $3 billion of capital in the self-storage industry
- CEO of CubeSmart from 2006 to 2013
- Chairman and CEO of Storage USA from 1984 to 2002
- Member of NAREIT's Board of Governors from 1995 to 2002
- Member of NAREIT's Executive Committee from 1998 to 2002



John Good
President & Chief Operating Officer

- 28+ years of experience with nationally-known corporate/securities law firms
- Former outside corporate and securities counsel to CubeSmart and IPO counsel for Jernigan Capital
- Nationally recognized corporate and securities lawyer, lead counsel on over 200 securities offerings raising in excess of $25 billion and M&A transactions in excess of $17 billion
- Previously ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994



Kelly Luttrell
Senior Vice President & Chief Financial Officer

- 14+ years of accounting experience, including 11 years in Ernst & Young's assurance practice
- Extensive experience providing assurance services, including involvement with multiple equity and debt transactions, for publicly-traded companies ranging from small cap companies to Fortune 100 companies
- Served in a leadership role for several years on large multifamily REIT engagement

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6 Experienced Senior Management Team with Significant Ownership Significant Identified Growth Opportunities Compelling Investment Economics Flexible Capital Structure and Attractive Valuation High Quality Platform with Demonstrated Expertise Attractive Investment Thesis High ROI Investment Opportunity in Self - Storage Sector

High ROI Business Model Executed in Top Self-Storage Markets

Providing Innovative Financing Solutions for the Self-Storage Industry

Development Investments

Ground-up Construction *Major Redevelopment*

Primary Investment Strategy

- Primary focus on programmatic self-storage development in top-tier markets
- Seek experienced developers looking for a reliable and fair capital partner
  - High character, financial stability and proven track record for picking great sites
  - Known to JCAP management
  - Loyalty

Typical Investment Terms

- 90% LTC
- 6 year term
- Equity participation
- 10-30% funded at origination; balance funded over 9-16 months

Illustrative Development Property Investment

$10.0 million
Development Cost

$9.0 million
JCAP Investment (with ROFR)
6 year / 6.9% Interest Rate

$1.0 million
Developer Equity

$5.4 million
Leverage Opportunity (1)
Leverage created for JCAP at Certificate of Occupancy typically at 30-day LIBOR plus spread

$3.6 million
JCAP Net Implied Retained Interest
JCAP Equity Participation 49.9%
Cash flows, Refinancing, and Sale Proceeds

Attractive Risk-Adjusted Returns Through Equity Participations

Note: Prior investments have included both stabilized property and construction loans
(1) Leverage opportunity through secured credit facility

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8 Selective Underwriting $8.7 billion Investments Reviewed $1.1 billion Term Sheets Issued $852 million Signed Term Sheets $589 million (~7% of Evaluated) Closed Investments* Stringent Underwriting Process Based on Management’s Extensive Experience and Successful Track Record Investing in Self - Storage * As of September 18, 2017

9 Attractive Investment Portfolio % Wholly - Owned / % Joint Venture Status of Development Investments (3) ▪ Development investments: Certificate of Occupancy (“C/O”) LTV 68%, Stabilized LTV 53% ▪ Development investments currently represent 96% of investment portfolio ▪ Wholly - owned portfolio will continue to grow as the Heitman JV is fully committed ▪ ~62% of development investments expecting C/O within the next 12 months Notes: Percentage of portfolio based on committed total investment amounts; Company’s capital commitments to wholly - owned and j oint venture investments are 96% and 4%, respectively. Portfolio overview statistics exclude pipeline investments, including those with executed term sheets (1) Represents total closed investments as of 9/18/17 , excluding closed investments that have been repaid (2) JCAP maintains equity participation only on development investments (3) Does not include construction (C/O takeout) investments $545 Million Committed (1) / 51 Loans (1) Investments by Type (2) Development 96% Construction (C/O takeout) 3% Operating Property 1% Wholly Owned 77% Joint Venture 23% C/O Expected 2017 11% C/O Expected 2018 60% C/O Expected After 2018 10% C/O Achieved 19%

10 High Quality Self - Storage Properties Located in Attractive Markets Geographic Diversification Notes: Percentages and Company’s market average are weighted based on committed total investment amounts (1) Other markets include Austin, Chicago, Columbia, Fort Lauderdale, Houston , Louisville , Milwaukee, New Haven, New Orleans, Newark, Pittsburgh, Raleigh, and Washington, DC ▪ Investments in a portfolio of newly built, multi - story climate controlled Class - A self - storage facilities primarily located within the top 25 MSAs ▪ Target markets are characterized by strong projected population growth and below average self - storage supply ▪ Seek markets positioned for high return self - storage development – High density, population growth and household incomes – Concentration of renters (particularly millennials ) Portfolio Highlights Atlanta 17% Miami 11% New York City 9% Tampa 6% Denver 6% Jacksonville 6% Los Angeles 5% Orlando 5% Other (1) 35%

11 Jacksonville, FL Case Study - Ground Up Development Initial Underwriting Current Expectations Est. Cost to Build $7,160,880 $7,160,880 Development Yield 8.8% 10.0% Length of Construction 14 months 11 months Length to Stabilization 36 months 26 months C/O Value $7,836,278 $10,209,301 Stabilized Cap Rate 6.5% 5.5% Stabilized Value $9,644,650 $12,993,656 JCAP Profit $1,239,401 $2,910,555 Key Metrics* Property Highlights ▪ Multi - story climate controlled facility totaling 59,848 NRSF ▪ Investment originated in September 2015; C/O achieved August 2016 ▪ Located on East West Parkway, just west of Highway 17, in Fleming Island, Florida ▪ Extremely low competition: one of two facilities on the island ▪ 3 - mile average household income: $ 101,057 ▪ Achieved 85% occupancy within the first 13 months of operation Note: Development yield based on 85% stabilized occupancy and current market rates *Current Expectations Metrics as of June 30, 2017

12 ▪ Multi - story climate controlled facility totaling 66,332 NRSF ▪ Investment originated in June 2015; C/O achieved May 2016 ▪ Located directly off of Interstate 75 which is a major north - south interstate that runs through six states ▪ 226,000 cars pass the site daily on Interstate 75 ▪ 3 - mile population: 78,056 ▪ Leased up 76% within the first 16 months of operation Atlanta, GA Case Study – Conversion of Industrial Warehouse Key Metrics* Property Highlights Initial Underwriting Current Expectations Est. Cost to Build $6,722,222 $6,722,222 Development Yield 9.5% 12.0% Length of Construction 14 months 11 months Length to Stabilization 36 months 26 months C/O Value $7,510,935 $ 11,504,937 Stabilized Cap Rate 7.0% 5.5% Stabilized Value $9,120,422 $ 14,642,647 JCAP Profit $1,196,702 $ 3,952,292 Note: Development yield based on 85% stabilized occupancy and current market rent *Current Expectations Metrics as of June 30, 2017

Underwriting Track Record



Austin



Orlando 1


self storage
CUBESMART

Atlanta 1

- Faster lease-up
- Higher occupancy and income

Consistent Outperformance Relative to Underwriting

Commitment Date	MSA	Date Opened	Months Open[1]	Current Physical Occupancy[1]	Year 1 UW Occupancy
6/19/2015	Tampa 1	4/11/2016	17	86.2%	40.0%
4/21/2015	Orlando 1	5/1/2016	17[2]	72.8%[2]	40.0%
6/26/2015	Atlanta 2	5/24/2016	16	76.1%	40.0%
6/10/2015	Atlanta 1	5/25/2016	16	65.4%	40.0%
9/30/2015	Jacksonville 1	8/12/2016	13	85.6%	40.0%
6/29/2015	Charlotte 1	8/18/2016	13	40.9%	40.0%
7/2/2015	Milwaukee	10/9/2016[3]	11	26.6%	40.0%
7/31/2015	New Haven	12/16/2016	9	43.9%	40.0%
10/27/2015	Austin	3/16/2017	6	24.8%	40.0%
8/10/2015	Pittsburgh	5/11/2017	4	10.9%	40.0%
7/19/2016	Jacksonville (H)[4]	7/26/2017	2	17.1%	40.0%
9/26/2016	Columbia (H)[4]	8/23/2017	1	5.8%	40.0%
Average			**10.5**	**46.3%**	**40.0%**


CUBESMART
CUBESMART

Atlanta 2



New Haven



Charlotte 1

(1) Months open and physical occupancy as of 9/17/17
(2) Orlando 1 (54,435 NRSF including office space) was at 86.2% physical occupancy on 7/18/17. On 7/19/17 a 42,815 NRSF (including RV space) addition opened for business. Occupancy reflected is for combined facility
(3) Property opened to partial leasing October 9, 2016. All floors opened to leasing February 2017
(4) (H) denotes a facility that is part of our Heitman JV

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14 ▪ As of September 18, 2017, executed term sheets for investments in 16 separate self - storage development projects for an aggregate capital commitment of approximately $261 million ▪ Maintain a robust $775+ million pipeline of additional development investment opportunities in top 50 U.S. markets Current Investment Pipeline Note: Executed term sheets are non - binding and remain subject to entry into definitive agreements. Pipeline data as of September 18, 2017 Development Markets Executed Term Sheet Pipeline Executed Term Sheet and Pipeline Atlanta Denver Jacksonville Boston Louisville Miami Nashville New Orleans New York City Orlando Seattle Los Angeles Richmond Tampa / St . Petersburg Chicago Hartford Washington DC Birmingham Minneapolis Kansas City Baltimore Portland San Diego St Louis San Francisco Charlotte Greensboro Philadelphia

Recent Developments

Closed on $296.2 million of new development investments comprising 23 projects between January 1, 2017 and September 18, 2017

Projected closings between $350.0 million and $375.0 million of new development property investments with profit interests in 2017

Closed investments since June 30, 2017

Jacksonville 3

- $8.1 million investment in Jacksonville, FL in July 2017
- Multi-story, climate controlled facility with 749 units totaling 68,700 net rentable square feet ("NRSF")
- Ground-up project located on Edison Ave visible from both Interstates 10 and 95, approximately a half mile from downtown Jacksonville and within a mile from Brooklyn Station, a new Fresh Market-anchored retail destination near several new, upscale apartment communities
- Construction expected to begin in Q4 2017 and be completed in Q4 2018

Los Angeles

- $28.8 million investment in Los Angeles, CA in September 2017
- Multi-story, climate controlled facility with 1,366 units totaling 120,038 NRSF
- Ground-up project situated along the 405 Freeway providing "billboard" visibility to nearly 300,000 cars per day and within two miles of new NFL stadium and related entertainment district
- Construction expected to begin in Q1 2019 and be completed in Q3 2020

Orlando 3

- $9.0 million investment in Orlando, FL in August 2017
- Multi-story, climate controlled facility with 779 units totaling 77,125 NRSF
- Ground-up project visible to 33,000 cars per day from highways 408 and 417 and within two miles of 1,000 new multi-family units and the Waterford Lakes Town Center featuring several national restaurant chains and retailers
- Construction expected to begin in Q1 2018 and be completed in Q1 2019

Miami

- $14.7 million investment in Miami, FL in September 2017
- Multi-story, climate controlled facility with 878 units totaling 69,175 NRSF
- Ground-up project located in Little Gables on main thoroughfare into downtown Miami and less than two miles from University of Miami
- Construction expected to begin in Q1 2018 and be completed in Q2 2019

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16 Recent Developments - continued Credit Facility ▪ In July 2017, the Company obtained a secured credit facility for up to $100 million of attractively priced debt capital, led by KeyBank Capital Markets, Inc. and Raymond James Bank, N.A. ▪ Expandable up to $200 million with accordion feature, upon satisfaction of certain conditions ▪ Provides additional lower - cost capital to fund robust investment pipeline ▪ Allows the Company to efficiently manage capital in a manner that continues to enhance shareholder value ▪ Three - year term that expires July 24, 2020; interest at rates between 275 and 375 basis points over 30 - day LIBOR ▪ As of June 30, 2017, the Company has a borrowing capacity of $33.5 million and, based on expected C/ Os , anticipates that capacity to reach $60 million by Q1 2018, $135 million by Q2 2018, $165 million by Q3 2018, and $200 million by Q4 2018 Orlando Purchase ▪ In August 2017, the Company purchased its partner’s remaining 25.1% profits interest in the Orlando 1 investment and its partner’s 50.1% profits interest in the Orlando 2 investment, the 287 - unit addition to the Orlando 1 investment, for $1.6 million ▪ The Orlando facility is now wholly - owned and illustrates Company strategy to become hybrid equity REIT ▪ As of September 18, 2017, combined facility is 72.8% leased Openings Since June 30, 2017 ▪ Jacksonville : 787 - unit multi - story, climate - controlled self - storage facility in Jacksonville, FL, in which Storage Partners, LLC, the Company’s joint venture with Heitman and an institutional investor (the “ Heitman JV”), holds an $8.1 million investment and a 49.9% profits interest ▪ Columbia: 799 - unit multi - story, climate controlled self - storage facility in Columbia, SC , in which the Heitman JV holds a $9.2 million investment and a 49.9 % profits interest ▪ Atlanta 2: 746 - unit multi - story self - storage facility in Atlanta, GA, in which the Heitman JV holds an $8.8 million investment and a 49.9% profits interest

17 Appendix

Portfolio Detail

Current Portfolio

$ in 000s

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
REIT Level Investments - as of 6/30/2017							
4/21/2015	Orlando 1 [2]	Development	C/O achieved May 2016	$5,372	$5,367	$5	$1,347
6/10/2015	Atlanta 1	Development	C/O achieved May 2016	8,132	7,908	224	10,736
6/19/2015	Tampa 1	Development	C/O achieved April 2016	5,369	5,285	84	6,369
6/26/2015	Atlanta 2	Development	C/O achieved May 2016	6,050	5,684	366	9,043
6/29/2015	Charlotte 1	Development	C/O achieved Aug. 2016	7,624	7,065	559	10,361
7/2/2015	Milwaukee	Development	C/O achieved Oct. 2016	7,650	6,870	780	8,304
7/31/2015	New Haven	Development	C/O achieved Dec. 2016	6,930	6,093	837	8,058
8/10/2015	Pittsburgh	Development	C/O achieved May 2017	5,266	4,361	905	5,936
8/14/2015	Raleigh	Development	C/O expected Q1 2018	8,792	3,417	5,375	3,335
9/30/2015	Jacksonville 1	Development	C/O achieved Aug. 2016	6,445	5,988	457	8,320
10/27/2015	Austin	Development	C/O achieved Mar. 2017	8,658	6,866	1,792	8,619
9/20/2016	Charlotte 2	Development	C/O expected Q2 2018	12,888	3,029	9,859	2,796
11/17/2016	Orlando 2 [2][3]	Development	C/O achieved Jul. 2017	5,134	2,994	2,140	3,577
11/17/2016	Jacksonville 2 [3]	Development	C/O expected Q1 2018 [4]	7,530	2,847	4,683	3,011
1/4/2017	New York City 1 [3]	Development	C/O expected Q3 2017	16,117	11,093	5,024	12,509
1/18/2017	Atlanta 3	Development	C/O expected Q3 2018	14,115	3,385	10,730	3,295
1/31/2017	Atlanta 4	Development	C/O expected Q3 2018	13,678	5,866	7,812	5,824
2/24/2017	Orlando 3	Development	C/O expected Q2 2018	8,056	905	7,151	835
2/24/2017	New Orleans	Development	C/O expected Q2 2018	12,549	-	12,549	-
2/27/2017	Atlanta 5	Development	C/O expected Q4 2018	17,492	4,854	12,638	4,737

Note: Represents portfolio as of 6/30/2017

(1) Represents principal balance of loan gross of origination fees

(2) In February 2017, the Company purchased, for $1.3 million, 50% of the economic rights of the Class A membership units of the limited liability company which owns Orlando 1, thus increasing the Company's profits interest in this investment from 49.9% to 74.9%. In August 2017, the Company purchased, for $1.6 million, the remaining 50% of the economic rights of the Class A membership units of the limited liability company which owns Orlando 1 and 100% of the economic rights of the Class A membership units of the limited liability company which owns Orlando 2. Accordingly, as of August 2017, the Company wholly owns these investments and is operating them as one self-storage facility

(3) Facility had achieved at least 40% construction completion but had not received certificate of occupancy as of 6/30/2017

(4) Estimated C/O dates represent the Company's best estimate as of June 30, 2017, except for investments impacted by hurricanes Harvey and Irma, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies

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Portfolio Detail - Continued

Current Portfolio

$ in 000s						Remaining Unfunded	
Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Commitment	Fair Value
3/1/2017	Fort Lauderdale	Development	C/O expected Q4 2018[4]	9,952	1,740	8,212	1,661
3/1/2017	Houston	Development	C/O expected Q2 2018[4]	13,630	3,532	10,098	3,445
4/14/2017	Louisville	Development	C/O expected Q3 2018	8,523	627	7,896	542
4/20/2017	Denver 1	Development	C/O expected Q2 2018	9,806	1,873	7,933	1,783
4/20/2017	Denver 2	Development	C/O expected Q3 2018	11,164	2,137	9,027	2,035
5/2/2017	Atlanta 6	Development	C/O expected Q3 2018	12,543	3,671	8,872	3,565
5/2/2017	Tampa 2	Development	C/O expected Q3 2018	8,091	1,584	6,507	1,508
5/19/2017	Tampa 3	Development	C/O expected Q3 2018	9,224	1,524	7,700	1,434
6/12/2017	Tampa 4	Development	C/O expected Q3 2018	10,266	2,391	7,875	2,293
6/19/2017	Baltimore[2]	Development	C/O expected Q3 2018	10,775	2,199	8,576	2,008
6/28/2017	Knoxville	Development	C/O expected Q4 2018	9,115	829	8,286	738
6/29/2017	Boston	Development	C/O expected Q3 2018	14,103	1,466	12,637	1,326
6/30/2017	New York City 2[2]	Development	C/O expected Q3 2018	26,482	16,004	10,478	15,637
Subtotal Development				**$337,521**	**$139,454**	**$198,067**	**$154,987**
12/23/2015	Miami	Construction	C/O expected Q1 2018	17,733	9,232	8,501	8,992
Subtotal Construction				**$17,733**	**$9,232**	**$8,501**	**$8,992**
6/19/2015	New Orleans[3]	Operating Property		$2,800	$2,800	-	$2,792
7/7/2015	Newark	Operating Property		3,480	3,480	-	3,482
12/22/2015	Chicago	Operating Property		2,502	2,500	2	2,516
Subtotal Operating Property				**$8,782**	**$8,780**	**$2**	**$8,790**
Total REIT Committed Investments - as of 6/30/2017				**$364,036**	**$157,466**	**$206,570**	**$172,769**

Note: Represents portfolio as of 6/30/2017

(1) Represents principal balance of loan gross of origination fees

(2) These investments contain a higher loan-to-cost ratio and a higher interest rate, some of which interest is payment-in-kind ("PIK") interest. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment

(3) This investment was fully repaid in July 2017

(4) Estimated C/O dates represent the Company's best estimate as of June 30, 2017, except for investments impacted by hurricanes Harvey and Irma, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies

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Portfolio Detail - Continued

Current Portfolio

$ in 000s Closing Date	Location (MSA)	Investment Type	Status [4]	Size	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
Heitman Joint Venture							
5/14/2015	Miami 1	Development	C/O expected Q4 2017	$13,867	$8,631	$5,236	$9,610
5/14/2015	Miami 2	Development	C/O expected Q1 2018[4]	14,849	7,299	7,550	7,321
9/25/2015	Fort Lauderdale	Development	C/O expected Q1 2018	13,230	5,531	7,699	5,419
4/15/2016	Washington DC	Development	C/O expected Q3 2017	17,269	11,628	5,641	12,600
4/29/2016	Atlanta 1	Development	C/O expected Q1 2018	10,223	3,475	6,748	3,641
7/19/2016	Jacksonville	Development	C/O achieved Jul. 2017	8,127	5,697	2,430	7,398
7/21/2016	New Jersey	Development	C/O expected Q2 2018	7,828	1,161	6,667	1,090
8/15/2016	Atlanta 2	Development	C/O achieved Sep. 2017	8,772	4,900	3,872	5,474
8/25/2016	Denver	Development	C/O expected Q3 2017	11,032	6,100	4,932	6,811
9/28/2016	Columbia	Development	C/O achieved Aug. 2017	9,199	5,462	3,737	5,819
12/22/2016	Raleigh	Development	C/O expected Q2 2018	8,877	1,641	7,236	1,583
Total Heitman JV Investments				**$123,273**	**$61,525**	**$61,748**	**$66,766**
Total REIT + Heitman JV Committed Investments - as of 6/30/2017				**$487,309**	**$218,991**	**$268,318**	**$239,535**
Recent REIT Level Investments - Closed 7/1/17 - 9/18/17							
7/27/2017	Jacksonville 3	Development	C/O expected Q4 2018	$8,096	NA	NA	NA
8/30/2017	Orlando 3	Development	C/O expected Q1 2019	9,037	NA	NA	NA
9/14/2017	Los Angeles	Development	C/O expected Q3 2020	28,750	NA	NA	NA
9/14/2017	Miami	Development	C/O expected Q2 2019	14,657	NA	NA	NA
Total Recent REIT Level Investments - Closed 7/1/17 - 9/18/17				**$60,540**	**NA**	**NA**	**NA**
Total REIT + Heitman JV Committed Investments as of June 30, 2017 + Recent Committed Investments[2]				**$547,849**	**NA**	**NA**	**NA**
Total REIT + Heitman JV Committed Investments as of September 18, 2017[3]				**$545,049**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 6/30/2017

(1) Represents principal balance of loan gross of origination fees
(2) Total represents portfolio as of 6/30/17 plus investments closed from 7/1/2017-9/18/2017
(3) Total represents total from footnote (2) subtracting out the New Orleans operating property investment which repaid in July 2017
(4) Estimated C/O dates represent the Company's best estimate as of June 30, 2017, except for investments impacted by hurricanes Harvey and Irma, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies

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Underwriting Timeline

- Below is an example of a typical timeline for a development project
  - Key assumptions include a 9.25% yield on cost and a 5.5% cap rate at stabilization
  - Rental rates determined at the time of underwriting – no trending of rents



Investment Origination
Certificate of Occupancy
(~$13.2 million estimated value)
Stabilization
(~$16.8 million estimated value)
Prospect to Closed Investment
Facility Construction
($10.0 million total cost)
Lease-up period
4 months
14 months
Fair Value Accounting recognition of 1/3 estimated profit between 40% completion and Certificate of Occupancy
3 years
Fair Value Accounting recognition of balance of estimated profit over remaining term of investment using DCF method
Construction Start → Stabilization
~ 4 years

Note: C/O value estimate based on a 150bp spread to exit cap rate (7%), representing ~50% of estimated profit interests

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22 Not A Typical Mortgage REIT Typical Mortgage REIT ▪ Higher corporate leverage, including leverage of junior debt ▪ No equity participation ▪ Structured finance arbitrage rather than property focus Jernigan Capital ▪ Low corporate leverage ▪ Equity participations that allow investors to participate in property appreciation ▪ Specific niche property focus led by team with decades of experience in self - storage ▪ Rights of first refusal for purchase of all new development (1) ▪ Characteristics that distinguish Company from a typical mortgage REIT - Emphasis on outsized value accretion versus current cash flow - Underwriting to own versus underwriting to avoid owning - Collaborative relationship with developer versus impersonal “hands off” relationship typical of construction lenders - Structural pathway to asset ownership versus return and redeployment of principal (1) Excluding C/O take - out deals and initial deals on which ROFRs were transferred

23 ▪ Underwriting performed by management team with many years of experience using data - driven, submarket focused approach ▪ Significant operating and interest reserves built into each project and portion of developer fee deferred ▪ Significant input from third party managers on unit mix and projected operating results ▪ Conservative lease - up projection relative to current experience by equity REITs ▪ Rents not trended in underwriting ▪ Conservative investment documentation with strong covenants, completion guarantees, ROFRs and other protections Conservative Underwriting and Expert Processing / Servicing Conservative Underwriting ▪ Servicing team – collective experience of more than 40 years across all property types ▪ General Counsel – over 30 years of real estate experience representing primarily developers and serial acquirers ▪ Construction monitoring and draw authorization by Newbanks (national firm with 55 years in business, focused exclusively on construction consulting services and client list including all major financial institutions) ▪ Weekly monitoring of lease - up; continuous dialogue with developer at all stages of investment Expert Monitoring and Servicing

24 Business Plan and Investments are Even More Attractive Today than at the Time of IPO Impressive Results Since IPO Key Metrics Considered at IPO Current Market Conditions Investment Opportunity Pipeline of attractive development investments s ignificantly greater than anticipated at IPO Development Yields Higher than underwritten, with some properties more than 200 bps better A Note Sales Leverage through credit facility available at certificate of occupancy (C/O); pricing remains attractive at 30 day LIBOR + 275 to 375 bps Corporate Capital Alternatives and Costs Credit facility, joint venture, preferred equity, ATM program and effective shelf provide sufficient capital to fund business through end of 2017 at attractive costs relative to investment opportunities Institutional Validation Sophisticated institutional owners of common stock; large investments from Heitman (joint venture) and Highland Capital (preferred equity commitment)

25 Highland Capital Series A Preferred Overview ▪ On July 27, 2016, Jernigan Capital entered into an agreement with NexPoint Advisors, L.P., an affiliate of Highland Capital Management, LP, to issue up to $125 million of Series A Preferred Stock Investor Funds managed by NexPoint Advisors, L.P. Structure of the Investment Series A Preferred Stock Investment Size Up to $125 million of equity capital through July 2018 Current Balance $10 million Investment Term JCAP has the right to redeem Series A Preferred Stock after August 1, 2021 Funding Schedule Drawn in $5 million minimum increments to match fund JCAP investments for an aggregate minimum amount of $50 million by July 2018 Cost of Capital 7% cash dividend and Payment in Kind (“PIK”) dividend (common or additional Series A P referred Stock, at investor’s election) up to 25% of incremental increase in book value; total return limited to 14% IRR Substantial Advantages of this Structure Match funding, limited dilution, alignment of interests

26 Heitman Capital Management Joint Venture Overview ▪ On March 7, 2016, Jernigan Capital, through its operating company, entered into a limited liability company agreement to form a real estate venture (“JV”) partnership with an investment vehicle of Heitman Capital Management for an initial total commitment by the parties of up to $122.2 million, which was later increased to $ 123.3 million. ▪ Heitman recognizes JCAP’s self storage knowledge, experience and relationships and will rely on JCAP to source all investment s, manage the relationships with developers, process and service all investments and make decisions regarding financial and tax accounting JV Partner Heitman Capital Management LLC Initial Investment Structure 90% Heitman / 10% JCAP Maximum and Current JV Commitment $123.3 million (Fully Committed) JCAP Fee Overview A. Acquisition Fee: 1% on new equity investments above $41.9 million initial contribution B. Administrative Fee (Capped) C. Promote: (i) 90% / 10% split through 14% IRR (ii) 80% / 20% split through 17% IRR (iii) 70% / 30% split through 20% IRR (iv) 60% / 40% split after 20% IRR Substantial Advantages of this Structure Match funding, no dilution, favorable promote structure Heitman Joint Venture is Fully Committed